UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 30, 2005

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2005, the Corporation entered into a $250,000,000 five-year credit agreement (the “Credit Agreement”) with the bank parties thereto, syndicated with JP Morgan Chase Bank, N.A., as Administrative Agent. The Credit Agreement expires in June 2010.

The Corporation also reduced the maximum amount of its commercial paper program from $275,000,000 to $250,000,000 to coincide with the amount of the Credit Agreement. At June 30, 2005, the Corporation had no commercial paper outstanding.

Borrowings under the Credit Agreement are unsecured and bear interest, at the Corporation’s option, at rates based upon: (i) the Euro-Dollar rate (as defined on the basis of a LIBOR) plus basis points related to a pricing grid; (ii) a bank base rate (as defined on the basis of a published prime rate or the Federal Funds Rate plus 1/2 of 1%); or (iii) a competitively determined rate (as defined on the basis of a bidding process). The Credit Agreement contains restrictive covenants relating to the Corporation’s debt-to-total capitalization ratio, requirements for limitations on encumbrances and provisions that relate to certain changes in control. Available borrowings under the Credit Agreement are reduced by any outstanding letters of credit issued by the Corporation under the Credit Agreement. The Corporation pays an annual loan commitment fee to the bank group. The Credit Agreement supports the Corporation’s $250,000,000 commercial paper facility.

The Credit Agreement is filed as Exhibit 10.01 hereto and is incorporated herein by reference, and the description of the Credit Agreement contained herein is qualified in its entirety by the terms of the Credit Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

On June 30, 2005, the Corporation terminated its $275,000,000 five-year credit agreement syndicated with a group of domestic and foreign commercial banks that was scheduled to expire in August 2006. The termination coincided with the Corporation’s entry into a new $250,000,000 five-year credit agreement. At June 30, 2005, no borrowings were outstanding under the terminated agreement.

The terms and conditions of the terminated agreement are included in Note G to the Corporation’s Consolidated Financial Statements included in Exhibit 13.01 to the Annual Report on Form 10-K for the year ended December 31, 2004, and that information is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 is included under Item 1.01 “Entry into a Material Definitive Agreement” and that information is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.01	$250,000,000 Five-Year Credit Agreement dated as of June 30, 2005 among Martin Marietta Materials, Inc., the bank parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC. (Registrant)
Date: July 1, 2005	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.01	$250,000,000 Five-Year Credit Agreement dated as of June 30, 2005 among Martin Marietta Materials, Inc., the bank parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent